UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2013

Total System Services, Inc.

(Exact name of registrant as specified in its charter)

Georgia	1-10254	58-1493818
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One TSYS Way, Columbus, Georgia	31901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 649-2310

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, on February 19, 2013, Total System Services, Inc. (“TSYS”) and a wholly-owned merger subsidiary of TSYS entered into an Agreement and Plan of Merger (the “Merger Agreement”) to acquire NetSpend Holdings, Inc. (“NetSpend”). On April 23, 2013, NetSpend filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement with respect to the special meeting of NetSpend stockholders to vote on the proposed transaction (the “Merger”). On May 20, 2013, NetSpend amended its proxy disclosure as described in its Current Report on Form 8-K issued on that date. Also, on May 20, 2013, NetSpend announced that it postponed its special meeting of stockholders (originally scheduled for May 22, 2013) until May 31, 2013 in order to provide its stockholders with additional time to consider the information included in its May 20, 2013 Current Report on Form 8-K. As of the close of business on May 20, 2013, we have been informed by NetSpend that it has received a sufficient number of proxies representing shares that if voted at the special meeting would be sufficient to approve the proposal to adopt the Merger Agreement. The change in the date of the special meeting is not expected to affect the timing of the closing of the transaction, which is still expected to be in mid-2013.

Cautionary Statement Regarding Forward-Looking Statements

This document contains statements that constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of TSYS’ and NetSpend’s management, as applicable, and are subject to known and unknown risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements, including, but not limited to the occurrence of any event, charge or other circumstances that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that have been or may be instituted against the parties and others related to the Merger Agreement; shareholder approval or other conditions to the completion of the Merger may not be satisfied, or the regulatory approvals required for the Merger may not be obtained on the terms expected or on the anticipated schedule; failure to complete the contemplated financing transactions to fund the purchase price of the Merger; and the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the Merger. For further information regarding the risks associated with TSYS’ and NetSpend’s businesses, please refer to the respective filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K for the most recently ended year, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The parties believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. Neither TSYS nor NetSpend assumes any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC.

Date: May 21, 2013	By:	/s/ Kathleen Moates
Kathleen Moates Senior Deputy General Counsel

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